UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                             Amendment No. 1
                                FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            August 7, 2009
                            --------------

                       Reshoot Production Company
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

               000-53049                      26-1665960
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                   2749 Kingclaven, Henderson, NV  89044
         ----------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (702) 416-1004
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                              Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               EXPLANATORY NOTE
                               ----------------

   This Amendment No. 1 on Form 8-K/A to the Reshoot Production Company Form 8-K originally filed with the U. S. Securities and Exchange Commission on August 10, 2009 (the "Form 8-K") adds additional disclosure obtained subsequent to the filing of the Form 8-K.

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a board investigation.

   The Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K because Moore and Associates, Chartered responded stating that they will not be providing the requested letter.


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

   On August 7, 2009 (the "Dismissal Date"), the Board of Directors of Reshoot Production Company (the "Registrant") voted to dismiss Moore & Associates, Chartered, thereby terminating its relationship as the Registrant's independent registered public accounting firm.

   The reports of Moore & Associates, Chartered on the audited financial statements of the Registrant for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated March 27, 2009 on the Registrant's financial statements for the fiscal years ended December 31, 2008 and December 31, 2007.


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   During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   On September 9, 2009, the Registrant provided Moore & Associates, Chartered with a copy of the disclosures contained this amended Form 8-K and requested Moore & Associates, Chartered furnish the Registrant with a letter addressed to the U. S. Securities and Exchange Commission stating whether Moore & Associates, Chartered agrees with the above statements, and if not, the respects in which Moore & Associates, Chartered does not agree. Moore & Associates, Chartered informed the Registrant that they will not be providing a letter in connection with this Current Report.

   As Moore & Associates, Chartered is no longer registered with the PCAOB; the Registrant may no longer include Moore & Associates, Chartered's audit reports or consents in filings with the Commission made on or after August 27, 2009. If Moore & Associates, Chartered audited a year that we are required to include in our filings with the Commission, we will be required to have Seale and Bears, CPA's, our new independent accountant, re-audit that year.


(b)  Engagement of Seale and Beers, CPAs

   On August 7, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged the firm Seale and Beers, CPAs, to serve as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Reshoot Production Company
                                  ------------------------------
                                            Registrant


                                    /s/ Ed DeStefano
                                  ----------------------------------------
                                  By:   Ed DeStefano
                                  Its:  President, Director,
                                        Chief Executive Officer, and
                                        Chief Financial Officer
Dated: September 10, 2009
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